Janus Aspen Series
                                 Service Shares
                             Global Value Portfolio

                        Supplement dated October 3, 2001
                        to Prospectus dated May 1, 2001

THIS INFORMATION SUPPLEMENTS THE PROSPECTUS FOR THE SERVICE SHARES OF JANUS ASPEN SERIES GLOBAL VALUE PORTFOLIO DATED MAY 1, 2001. THIS SUPPLEMENT AND THE PROSPECTUS TOGETHER CONSTITUTE A CURRENT PROSPECTUS. TO REQUEST A CURRENT COPY OF THE PROSPECTUS, PLEASE CONTACT YOUR INSURANCE COMPANY OR PLAN SPONSOR.

On October 3, 2001, Thomas H. Bailey, Chairman, President and Chief Executive Officer of Janus Capital Corporation ("Janus Capital"), the Fund's investment adviser, exercised certain rights under a stock purchase agreement with Stilwell Financial Inc. ("Stilwell") to sell his remaining stake in Janus Capital to Stilwell (the "Transaction"). Stilwell, a publicly traded holding company with principal operations in the financial asset management business, currently owns in excess of 90% of the outstanding shares of Janus Capital. Mr. Bailey and other Janus Capital employees own the remaining shares. Mr. Bailey intends to retain his positions as a director and Chief Executive Officer of Janus Capital.

Under the terms of the stock purchase agreement, Mr. Bailey has certain contractual management rights with respect to Janus Capital. These rights will terminate subsequent to the close of the Transaction. Following the termination of Mr. Bailey's contractual management rights, the Fund's investment advisory agreement with Janus Capital, as well as the Fund's distribution agreement with Janus Distributors, Inc. ("JDI"), a wholly-owned subsidiary of Janus Capital, may be deemed to have been assigned and therefore would terminate. Accordingly, the Board of Trustees will be asked to approve a new investment advisory agreement with Janus Capital (the "New Advisory Agreement") and a new distribution agreement with JDI, which are the same in all material respects as the current agreements. Each new agreement is to become effective upon the termination of Mr. Bailey's contractual management rights. The Board of Trustees will seek shareholder approval of the New Advisory Agreement through a proxy solicitation that is presently scheduled to conclude in January 2002.

110-31-013 10/01